                                                                      Exhibit 23

                   EXHIBIT 23 - INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statement No. 333-91157 of Morgan's Foods, Inc. on Form S-8 of our report dated May 19, 2000, appearing in this Annual Report on Form 10-K of Morgan's Foods, Inc. for the year ended February 27, 2000.




/s/ Deloitte & Touche LLP
Cleveland, Ohio

May 24, 2000